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                                                           ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91931 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on Form N-4.

                                                       /s/ Arthur Andersen LLP


Hartford, Connecticut
December 26, 2000